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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              September 17, 2001
                                                              ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

       (As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST)

   Laws of the United States             333-29495-01                   51-0269396
   -------------------------             ------------                   ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
 incorporation or organization)                                           Number)

201 North Walnut Street, Wilmington, Delaware                       19801
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(Address of principal executive offices)                         (Zip Code)

                          302/594-4117
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Registrant's telephone number, including area code

                                   N/A
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(Former name, former address and former fiscal year, if changed since last report)

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Item 7.  Financial Statements, Pro Forma financial Statements and Exhibits
               See separate index to exhibits.

Exhibit No.    Document Description
-----------    --------------------
       20.1    Excess Spread Analysis

       20.2    Monthly Servicer's Certificate

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIRST USA BANK, NATIONAL ASSOCIATION
                                  As Servicer on behalf of PARTNERS FIRST CREDIT CARD MASTER TRUST



                                  By:  /s/ Tracie H. Klein
                                       -----------------------------------------
                                       Name:   Tracie H. Klein
                                       Title:  First Vice President




Date:  September 17, 2001
       ------------------

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                                INDEX TO EXHIBITS

Exhibit Number      Exhibit
--------------      -------

     20.1           Excess Spread Analysis

     20.2           Monthly Servicer's Certificate